UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 16, 2020

Kibush Capital Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55256
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o CSC Services of Nevada, Inc.

2215-B Renaissance Drive

Las Vegas, Nevada 89119

(Address of principal executive offices)

Phone: +(61) 398464288

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01.	Entry into a Material Definitive Agreement.

Debt Consolidation

On January 16, 2020, the Company entered into a Promissory Note Consolidation Agreement (the “Consolidation Agreement”) with one of its noteholders, Warren Sheppard., as lender (“Mr. Sheppard”). Pursuant to the terms of the Consolidation Agreement, the Company consolidated an aggregate of $1,358,692 of outstanding debt obligations (the “Outstanding Debt”), which included principal and interest, owed to Mr. Sheppard by the Company.

Upon the assumption by the Company of the Outstanding Debt, the Company and Mr. Sheppard entered into an unsecured promissory note (the “Consolidated Note”), which such Consolidated Note restated the repayment terms and conditions of the Outstanding Debt in full. Pursuant to the terms and conditions of the Consolidated Note, the Outstanding Debt accrues simple interest at 12.5% per year, compounded annually, and the Consolidated Note has a maturity date of January 15, 2022. No regularly scheduled periodic payments of principal or interest are due under the Consolidated Note, and, unless there is an earlier event of default, all outstanding and unpaid principal and interest under the Consolidated Note is due and payable in a single lump sum payment at maturity. The Consolidated Note also removes any common stock conversion features from previous notes. The Company may prepay the Consolidated Note at any time prior to maturity without penalty.

The foregoing descriptions of the Consolidation Agreement and Consolidated Note do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, each of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

As a result of executing the Consolidated Note, the Company is indebted to Mr. Sheppard in the amount $1,358,692.

ITEM 9.01 -	Financial Statements and Exhibits

(d) Exhibits

Exhibit
10.1	Promissory Note Consolidation Agreement dated January 15, 2020, by and among Kibush Capital, Corp., and Warren Sheppard.	Filed Herewith.
10.2	Unsecured Promissory Note issued January 15, 2020 by and among Kibush Capital Corp., and Warren Sheppard.	Filed Herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kibush Capital Corp.

Date: January 22, 2020	By:	/s/ Warren Sheppard
Warren Sheppard
President & CEO